UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 17, 2023

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue,	Cleveland,	Ohio	44115-2634
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
Securities Purchase Agreement
On August 17, 2023, Athersys, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement with each purchaser identified on the signature pages thereto (the “Purchase Agreement”), pursuant to which the Company agreed to issue and sell, in a public offering (the “Offering”), (i) 4,212,500 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) 6,725,000 pre-funded warrants (the “Pre-Funded Warrants”) exercisable for an aggregate of 6,725,000 shares of Common Stock, (iii) 10,937,500 Series A common warrants (the “Series A Common Warrants”) exercisable for an aggregate of 10,937,500 shares of Common Stock, and (iv) 10,937,500 Series B common warrants (the “Series B Common Warrants,” and together with the Series A Common Warrants, the “Common Warrants”) exercisable for an aggregate of 10,937,500 shares of Common Stock. The Common Warrants together with the Pre-Funded Warrants are referred to in this Current Report on Form 8-K as the “Warrants.” The securities are being offered in combinations of (a) one Share or one Pre-Funded Warrant, together with (b) one Series A Common Warrant and one Series B Common Warrant, for a combined purchase price of $0.32 (less $0.0001 for each Pre-Funded Warrant).
Subject to certain ownership limitations, the Warrants are exercisable upon issuance. Each Pre-Funded Warrant is exercisable for one share of Common Stock at a price per share of $0.0001 (as adjusted from time to time in accordance with the terms thereof) and does not expire. Each Series A Common Warrant is exercisable into one share of Common Stock at a price per share of $0.32 (as adjusted from time to time in accordance with the terms thereof) for a five-year period after the date of issuance. Each Series B Common Warrant is exercisable into one share of Common Stock at a price per share of $0.32 (as adjusted from time to time in accordance with the terms thereof) for a one and a half-year period after the date of issuance.
In connection with the Offering, the Company agreed to amend certain existing warrants issued in November 2022 (the “November Warrants”) to purchase up to 8,209,090 shares of Common Stock at an exercise price per share of $1.10, such that the November Warrants will have an exercise price of $0.32 per share and a term ending on August 21, 2028. The other terms of the November Warrants will remain unchanged.
The Offering is expected to close on or about August 21, 2023, subject to customary closing conditions.
The Shares and the Warrants will be offered and sold pursuant to a prospectus, dated August 17, 2023, in connection with the Company’s registration statement on Form S-1 (Registration No. 333-273256).
Placement Agency Agreement
On August 17, 2023, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”), pursuant to which A.G.P. agreed to act as exclusive placement agent for the issuance and sale of the Shares and Warrants. The Company has agreed to pay A.G.P. an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the sale of the securities in the Offering. Pursuant to the Placement Agency Agreement, the Company also agreed to reimburse A.G.P. for its accountable offering-related legal expenses in an amount up to $80,000 and pay A.G.P. a non-accountable expense allowance of up to $75,000. The Placement Agency Agreement has indemnity and other customary provisions for transactions of this nature. A copy of the Placement Agency Agreement is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference herein.
The foregoing description of the Purchase Agreement, the Warrants, the Placement Agency Agreement, and the amendments to the November Warrants are not complete and are qualified in their entirety by references to the full text of the Form of Purchase Agreement, the Form of Pre-Funded Warrant, the Form of Series A Common Warrant, the Form of Series B Common Warrant, the Placement Agency Agreement, and the Form of Warrant Amendment Agreement which are filed as Exhibits to this Form 8-K and are incorporated by reference herein.
Item 8.01. Other Events.
As previously reported, the Company issued (i) warrants (the “August Warrants”) in August 2022 exercisable for an aggregate of 1,920,000 shares of Common Stock, at a price per share of $6.3850, and (ii) warrants (the “September Warrants”) in September 2022 exercisable for an aggregate of 2,000,000 shares of Common Stock, at a price per share of $6.3850. Also, as previously disclosed, on April 17, 2023, the Company amended the August Warrants and the September Warrants to, among other things, reduce the exercise price to $0.96 per share with respect to 1,920,000 shares of Common Stock covered by the August Warrants and 1,760,000 shares of Common Stock covered by the September Warrants.
On August 17, 2023, the Company further amended the August Warrants and the September Warrants to, among other things, reduce the exercise price to $0.32 per share with respect to 1,920,000 shares of Common Stock covered by the August Warrants and 2,000,000 shares of Common Stock covered by the September Warrants.

The foregoing description of the amendments to the August Warrants and the September Warrants are not complete and are qualified in their entirety by references to the full texts of the Form of Amendment to Common Stock Purchase Warrants, which is filed as an Exhibit to this Form 8-K and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1
Form of Pre-Funded Warrant (incorporated herein by reference to Exhibit 4.15 to the registrant’s Amendment No. 3 to Form S-1 Registration Statement (Commission No. 333-273256) filed with the Commission on August 7, 2023)

4.2
Form of Series A Common Warrant (incorporated herein by reference to Exhibit 4.16 to the registrant’s Amendment No. 3 to Form S-1 Registration Statement (Commission No. 333-273256) filed with the Commission on August 7, 2023)

4.3
Form of Series B Common Warrant (incorporated herein by reference to Exhibit 4.17 to the registrant’s Amendment No. 3 to Form S-1 Registration Statement (Commission No. 333-273256) filed with the Commission on August 7, 2023)

4.4	Form of Warrant Amendment Agreement
4.5	Amendment to Common Stock Purchase Warrants
10.1	Form of Securities Purchase Agreement, dated as of August 17, 2023, between the Company and each purchaser named in the signature pages thereto
99.1	Placement Agency Agreement, dated as of August 17, 2023, between the Company and A.G.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 18, 2023

ATHERSYS, INC.

By:	/s/ Daniel Camardo
Name: Daniel Camardo Title: Chief Executive Officer